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                       JEFFERSON BANKSHARES, INC.

                 AMENDMENT TO THE AMENDED AND RESTATED

           EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT



   	This AMENDMENT TO THE AMENDED AND RESTATED EXECUTIVE SPLIT DOLLAR LIFE INSURANCE AGREEMENT is made as of the 15th day of February, 1995, between JEFFERSON BANKSHARES, INC., a Virginia corporation (the
"Company") and ROBERT H. CAMPBELL, JR., an executive employed by the Company or one of its subsidiary corporations (the "Executive").

     A.  The Company has adopted a Split Dollar Life Insurance Plan
(the "Plan") to provide certain executive employees with additional life insurance protection under split dollar life insurance policies.

     B. The Company and Executive have entered into an Amended and Restated Split Dollar Life Insurance Agreement dated as of October 29, 1993 (the "Split Dollar Agreement"), pursuant to which Executive has received Two Hundred Five Thousand Dollars ($205,000) of life insurance protection under the Plan.

     C. The Company has selected Executive to receive an additional Fifty Thousand Dollars ($50,000) of life insurance protection under the Plan and Executive has elected to receive such additional protection

    	Now, therefore, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Exhibit A to the Split Dollar Agreement is hereby replaced, in its entirety, by Exhibit A attached hereto.

     2.  Except as set forth in this Amendment, the Split Dollar
Agreement will remain unchanged and unaltered and will continue in full force and effect.

    	In consideration of the foregoing, the Company and Executive have executed and sealed this Agreement as of the day and year first written above.


(SEAL)                           JEFFERSON BANKSHARES, INC.



                                 By:	/s/ O. Kenton McCartney
                                         Title:	President and
                                         Chief Executive Officer



                                     /s/ Robert H. Campbell, Jr. (SEAL)

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                                                                 EXHIBIT A

                      Specification of Certain Terms of the Policy



Policy Number:				6,913,008

Face Amount:				$ 80,000

Executive Death Benefit:		$ 70,000




Policy Number:				7,711,258

Face Amount:				$150,000

Executive Death Benefit:		$135,000




Policy Number:				6,913,102

Face Amount:				$ 95,000

Executive Death Benefit:		$ 50,000